SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C. 20549


                      FORM 8-K
                  CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d)
        OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2004


            SCIENTIFIC INDUSTRIES, INC.
______________________________________________________
(Exact name of registrant as specified in its charter)


Delaware           000-6658              04-2217279
_____________    ________________   ______________________
State or other  (Commission File    (I.R.S. Employer No.)
jurisdiction     Number)
of incorporation)


             70 Orville Drive
         Bohemia, New York 11716
_____________________________________________
   (Address of principal executive offices)


              (631) 567-4700
__________________________________________________
Registrant's telephone number, including area code


              Not Applicable
_____________________________________________________________
(Former name or former address, if changed since last report)



ITEM 5.	OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 5, 2004, Registrant issued a press release announcing its anticipated operating results for the three and nine months ended March 31, 2004 and the termination of a previously announced proposed acquisition of a line of chromatography products.


ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) not applicable

(c) Exhibits


Exhibit No.		Exhibit
___________		_______
99.1			Press Release dated May 5, 2004.






SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SCIENTIFIC INDUSTRIES, INC.
(Registrant)


Date:	May 10, 2004		      By: /s/ Helena R. Santos

                                    Helena R. Santos, President and
                                    Chief Executive Officer